FAIRPORT FUNDS

                        Supplement dated July 1, 2003 to
                         Prospectus dated March 1, 2003

     Effective July 1, 2003, investments made by bank wire should be sent using the following wire instructions:

                           U.S. Bank
                           ABA# 042000013
                           Attention:  Name of Fund
                           Credit Account# 130100788830
                           Account Name: (insert shareholder name)
                           For Account#: (insert shareholder name)

For all initial  purchases by wire, you must first contact the transfer agent at
(800) 332-6459 to receive an account number.

                                       ~

     The following change is made to the Portfolio Managers listing on page 7 of the Prospectus for the International Equity Fund:

Portfolio Managers
Robert P. Goodman and John M. Silvis

                                        ~

     The first paragraph under the heading "PORTFOLIO MANAGERS" on page 19 of the Prospectus is replaced with the following change to the International Equity
Fund:

International Equity Fund
Since July 1, 2003, the Fund has been managed by Robert P. Goodman and John M. Silvis. Prior to July 1, 2003, the Fund had been managed by Robert P. Goodman.

                                        ~

     The following disclosure is added to page 20 of the Prospectus:

John M. Silvis
Mr. Silvis joined the adviser in 2000 as Manager of Portfolio Operations and has been Vice President and Portfolio Manager of the Adviser since 2002. Prior to joining the adviser, he held the position of Portfolio Manager with National City Corporation since 1997, and from 1994 to 1997, Mr. Silvis worked in Trust Operations with Mellon Bank. Mr. Silvis holds an MBA from Baldwin-Wallace College and a Bachelors degree from The Pennsylvania State University.


                  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                       THE PROSPECTUS FOR FUTURE REFERENCE